                                                                    EXHIBIT 10.6

                         PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on and as of this ___ day of April, 1999, by and between PRIMESTAR, Inc., a Delaware corporation, as pledgor ("Pledgor"), and The Bank of New York, as collateral agent (the "Collateral Agent").

                                 RECITALS

     A. Reference is made to the several Share Appreciation Right Agreements ("SAR Agreements"), each dated as of the date hereof, between Pledgor and the initial holders named therein. This Agreement is the Pledge and Security Agreement referred to in each of the SAR Agreements. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the SAR Agreements.

     B. The SAR Agreements provide for the issuance by Pledgor of share appreciation rights ("SARs"), on the terms set forth therein, with respect to an aggregate of 4,871,448 shares (the "GMH Shares") of the Class H Common Stock of General Motors Corporation ("GMH Stock") being acquired concurrently herewith by the Pledgor, in connection with sale by the Pledgor of its medium power assets.

     C. The Pledgor is the holder of those certain share appreciation rights ("TSAT SARs") with respect to 1,407,307 shares of GMH Stock granted to Pledgor by TCI Satellite Entertainment, Inc. ("TSAT") pursuant to a share appreciation rights agreement (the "TSAT SAR Agreement") between TSAT and Pledgor dated as of the date hereof, and the rights of Pledgor thereunder are secured by the Pledge and Security Agreement (the "TSAT Pledge Agreement") dated the date hereof, entered into between TSAT and The Bank of New York, as collateral agent (the "TSAT Collateral Agent") .

     D. Pledgor desires to grant to the Collateral Agent, for the ratable benefit of the initial holders of the SARs and their successors and permitted assigns (collectively, the "Secured Parties") a pledge of and security interest in all of Pledgor's right, title and interest in, to and under the Collateral (as defined herein) from time to time pledged hereunder, to secure (i) the full and timely payment by Pledgor to each registered holder of SARs, on the terms and subject to the conditions set forth in the SAR Agreements, of the obligations of Pledgor thereunder and (ii) the payment of the reasonable costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Collateral Agent or any Secured Party in connection with enforcing their rights under this Agreement after an Event of Default (as defined herein) has occurred (collectively, the "Secured Obligations") on the Settlement Date (as defined in the SAR Agreements).

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto hereby agree as follows:

     1.  Grant of Security Interest.  The Pledgor hereby assigns, pledges,
         --------------------------
transfers and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of Pledgor's right, title and interest in, to and under the property described in Section 2 below (collectively, the "Collateral"), to secure the full and timely payment by Pledgor of the Secured Obligations.

     2.  Collateral.  The Collateral shall consist of all right, title and
         ----------
interest of the Pledgor in, to and under each of the following, in each case whether now owned or existing or hereafter acquired or arising:

          (a) 3,464,141 shares of GMH Stock represented by certificate number CHF086305;

          (b) TSAT SARs with respect to 1,407,307 shares of GMH Stock represented by the TSAT SAR Agreement;

          (c)  The TSAT Pledge Agreement;

          (d) 1,407,307 shares of GMH Stock represented by certificate number CHF086306 owned beneficially and of record by TSAT and pledged to the TSAT Collateral Agent for the benefit of Pledgor pursuant to the TSAT Pledge Agreement;

          (e) The Cash Collateral Account, any and all funds at any time held in such account, and any and all rights of the Pledgor to payments made in respect of such account; and

          (f) All proceeds of any of the foregoing.

     3.  Appointment of Custodian.  The Pledgor hereby appoints the Collateral
         ------------------------
Agent to act as agent, bailee and custodian for the benefit of the Pledgor and the Secured Parties as their respective interests shall appear with respect to the Collateral. The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as agent, bailee and custodian for the benefit of the Pledgor and the Secured Parties in accordance with the terms of this Agreement. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions properly delivered hereunder. The Collateral Agent shall deliver possession of the Collateral to the Pledgor or any other person named by Pledgor, or otherwise release any Collateral from the lien created hereby, only in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Pledgor and/or the Secured Parties, as applicable.

     4.  Certain Actions to Maintain Perfection of Security Interest.  The
         -----------------------------------------------------------
Pledgor agrees (i) that the lien created or purported to be created hereunder shall at all times be valid and enforceable against the Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, (ii) that the lien created by this Agreement with respect to the Collateral described in Sections 2(a), 2(b), 2(c), 2(e), and, subject always to the proviso of this clause (ii), Section 2(f) (to the extent the Cash Collateral Account and the funds therein represent proceeds from the Collateral described in Sections 2(a), 2(b), 2(c) or 2(e)), shall be a first priority perfected lien, provided that, with respect to Collateral described in Section 2(d) and, only to
-------------
the extent that Collateral described in Section 2(f) relates to Collateral described in Section 2(d), Section 2(f), the lien created by this Agreement shall be a perfected lien subordinate only to the lien in favor of the TSAT Collateral Agent for the benefit of the Pledgor created under the TSAT Pledge Agreement, and (iii) that the Collateral shall not at any time be subject to any other lien. The Pledgor shall take all action that may be necessary or desirable so as at all times (a) to maintain the validity, perfection, enforceability and priority of the liens created or purported to be created hereunder in conformity with the requirements of the immediately preceding sentence, (b) to protect and preserve the Collateral and (c) to protect and preserve, and to enable the exercise and enforcement of, the rights of the Secured Parties therein and hereunder.

     5.  Delivery of Collateral.  Pledgor agrees that the GMH Shares, the TSAT
         ----------------------
SARs and any other certificated securities that may from time constitute Collateral hereunder shall be evidenced by certificates, and (ii) that all such certificates shall be accompanied by stock powers, executed in blank, or by other proper instruments of assignment duly executed by Pledgor, and by any such other instruments or documents as the Collateral Agent may reasonably request.

     6.  Custody of Collateral.  Upon the Collateral Agent's receipt of the
         ---------------------
Collateral, the Collateral Agent shall retain exclusive possession and custody thereof, subject to the terms of this Agreement, for purposes of perfecting the security interest therein of the Secured Parties. The Collateral Agent shall make appropriate notations in its books and records to reflect that the Collateral contained therein has been pledged to the Secured Parties and is held by the Collateral Agent for the benefit of the Pledgor and the Secured Parties as their respective interests appear hereunder. Except as otherwise expressly provided in this Agreement, all instruments representing Collateral shall be (i) held by the Collateral Agent in fire-proof vaults, safe deposit boxes or file cabinets under its exclusive custody and control and (ii) segregated from all such documents held by The Bank of New York for its own account or for the account of other persons. The Collateral Agent shall not have any duty to collect dividends, or other amounts due or to become due on any Collateral or, except as expressly set forth herein, to take any action to preserve any rights of the Pledgor or the Secured Parties as against any person obligated with respect to any Collateral.

     7.  Release of Collateral.  During the term of this Agreement, the
         ---------------------
Collateral shall be released only as follows:

          (a) From the Determination Date through the Termination Date, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall (i) release to the Pledgor for sale or otherwise, or
     (ii) sell in accordance with the instructions of the Pledgor, in either case promptly upon Pledgor's written request, all or any portion of the Collateral that constitutes Covered Shares; provided that, in the case of
                                                 --------
     any release pursuant to clause (i) of this subsection, Pledgor shall simultaneously deposit or cause to be deposited into the Cash Collateral Account (as defined below), and in the case of any sale by the Collateral Agent pursuant to clause (ii) of this subsection, the Collateral Agent shall deposit into the Cash Collateral Account out of the proceeds of such sale, in cash, an amount equal to the product of (A) the Per Share Settlement Amount times (B) the number of Covered Shares so sold or
                       -----
     released.

          (b) On the Settlement Date, the Collateral Agent shall pay, by wire transfer of immediately available funds, the Aggregate Settlement Amount owing to each registered Holder of a SAR under the applicable SAR Agreement pursuant to instructions, which shall include the Aggregate Settlement Amount and wire transfer instructions for such Holder, certified in writing to the Collateral Agent two business days prior to the Settlement Date by the Company, or, during an Event of Default, the registered Holder of a SAR. Payments of the Aggregate Settlement Amount pursuant to this Section 7(b) shall be made first, from amounts on deposit in the Cash Collateral
                        -----
     Account at the end of the business day preceding the Settlement Date, including cash, if any, that Pledgor has deposited in the Cash Collateral Account to enable the payment of Aggregate Settlement Amounts hereunder, and second, from the proceeds of the sale by the Collateral Agent, at the
         ------
     instruction of the Pledgor or, during an Event of Default, the Required Secured Parties, of such amount of Pledged Securities as shall be required to enable the Collateral Agent to pay the Aggregate Settlement Amount for each registered Holder with respect to whom the Collateral Agent has received the certification described in the first sentence of this Section 7(b). Any amounts realized from a sale of Pledged Securities in excess of the amount required to pay the Aggregate Settlement Amounts owing on the Settlement Date and any other Secured Obligations hereunder shall be deposited in the Cash Collateral Account and distributed in accordance with
     Section 7(c).

          (c) On the first business day following the date all obligations of the Pledgor under the SARs shall have been satisfied or discharged in full (the "Termination Date"), the lien and security interest created by this Agreement on and in the Collateral shall automatically be released, and the entire Collateral, including without limitation all amounts in the Cash Collateral Account, shall be returned to the Pledgor on or promptly following such date, and the Collateral Agent shall execute and deliver such agreements, termination statements or other documents or filings as the Pledgor shall reasonably request to evidence or effect the release of such lien and security interest.

     8.  Cash Collateral Account.  All cash proceeds of any Collateral
         -----------------------
hereunder, including, without limitation, all cash distributions and dividends with respect to such Collateral, and all amounts paid by or on behalf of the Pledgor pursuant to Section 7(a)(i) shall be paid directly to a "no access" account of the Pledgor maintained with the Collateral Agent (the "Cash Collateral Account"). Until the Termination Date, the Cash Collateral Account shall be under the exclusive dominion and control of the Collateral Agent for the ratable benefit of each of the Secured Parties, and any transfer or withdrawal of funds therefrom shall be governed by this Agreement. On the Termination Date, all amounts on deposit in the Cash Collateral Account shall be paid to the Pledgor in accordance with Section 7(c) hereof. The Pledgor shall not have the right to amend the TSAT SARs or TSAT Pledge Agreement without the consent of the Required Secured Parties.

     9.  Rights of Pledgor With Respect to The Collateral.  Notwithstanding
         ------------------------------------------------
Pledgor's pledge of the Collateral under this Agreement, Pledgor shall have during the term of this Agreement, except as expressly set forth to the contrary in this Agreement, all rights associated with the ownership of the Collateral, including, without limitation, in the case of the GMH Shares and any other securities from time to time constituting Collateral (collectively, "Pledged Securities"), (a) all voting and consensual rights relating to Pledged Securities and (b) the right to make any election to which a holder of Pledged Securities may become entitled with respect to any dividend or distribution on, or conversion, exchange, reclassification or other change to, such Pledged Securities, including without limitation any election with respect to the consideration to be received in any merger affecting the issuer of such Pledged Securities, together with all other rights now or hereafter associated with ownership of any Pledged Securities.

     10.  Sale of Collateral.  Upon any sale or other disposition of the
          ------------------
Collateral pursuant to this Agreement, upon Event of Default or otherwise, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof (including the Pledgor) the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Collateral Agent for application by the Collateral Agent in accordance with
Section 7 of this Agreement.   Each purchaser (including Pledgor) at any such
sale or other disposition shall hold the Collateral free from any claim or right of whatever kind. The Pledgor hereby specifically waives (to the extent permitted by law) all rights of stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Nothing herein contained shall be construed as an assumption by the Collateral Agent, any other Secured Party or any of their respective appointees of any liability of the Pledgor with respect to any of the Collateral, and the Pledgor shall be and remain responsible for all such liabilities. Pledgor hereby acknowledges that any sale by the Collateral Agent of any Pledged Securities must be made in compliance with the Securities Act of 1933 (the "Securities Act"), all other Federal securities laws, as well as any applicable Blue Sky or other state securities laws which may impose limitations as to the manner in which a Secured Party or any other person may sell, transfer or otherwise dispose of securities. Pledgor acknowledges that any sale or disposition contemplated pursuant hereto may be at prices and on terms less favorable to any Secured Party than those obtainable through a public sale without any applicable restrictions, and, notwithstanding such circumstances, Pledgor agrees that any such sale or other disposition shall be deemed to have been made in a commercially reasonable manner.

     11.  Standard of Care of Collateral Agent; Duties; Indemnification.  The
          -------------------------------------------------------------
Collateral Agent is a bailee for hire and shall hold the Collateral in accordance with customary standards for those engaged as custodians of commercial documents in similar capacities. Notwithstanding anything to the contrary contained herein:

          (a) The provisions of this Agreement set forth the exclusive duties of the Collateral Agent and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall not be bound in any way by any agreement or contract other than this Agreement and any other agreement to which it is a party. The Collateral Agent shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement. The Collateral Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Collateral Agent.

          (b) Throughout the term of this Agreement, the Collateral Agent shall have no responsibility for ascertaining the value of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Collateral Agent's authority to enter into this Agreement and to perform its obligations hereunder).

          (c) The Collateral Agent shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of the Collateral, and shall be entitled to assume that all documents constituting part of such Collateral are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid. The Collateral Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Collateral Agent shall not be liable for any action or omission to act as bailee except for its own gross negligence or willful misconduct.

          (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

          (e) The Collateral Agent is not responsible for preparing or filing any reports or returns relating to Federal, state or local income taxes with respect to this Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

          (f) The Pledgor agrees to reimburse and hold harmless the Collateral Agent, its directors, officers, employees and agents from and against any and all liability, damage, claim (whether asserted by the Pledgor, the Secured Parties or any other person) and loss and reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) arising from or connected with the Collateral Agent's execution and performance of this Agreement, including the claims of any third parties (including any assignee) relating to the Collateral Agent's execution and performance of this Agreement, except in any such case for any liability, damage, claim, loss or expense resulting from gross negligence or willful misconduct on the part of the Collateral Agent.

          (g) The Collateral Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement and shall not be liable for the acts or omissions of any agent appointed with due care by it hereunder.

          (h)  Notwithstanding anything to the contrary herein, this Section 11
     shall   survive the termination of this Agreement.

     12.  Fees and Expenses of Collateral Agent.  The Collateral Agent shall
          -------------------------------------
notify the Pledgor of all fees, expenses and charges of the Collateral Agent arising out of the Collateral Agent's execution and performance of its duties and obligations under this Agreement, and such reasonable fees, expenses and charges shall be paid promptly by the Pledgor. The Collateral Agent may employ, at the Pledgor's reasonable expense, such legal counsel and other experts as it deems necessary in connection with performing its duties and obligations under this Agreement. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement.

     13.  Removal or Resignation of Collateral Agent.  Pledgor, with the consent
          ------------------------------------------
of Secured Parties who are registered Holders on the SAR Register, other than the Pledgor, the Issuer, or any affiliate, holding in the aggregate a majority of the total number of SARs outstanding at any time (the "Required Secured Parties"), may at any time remove and discharge the Collateral Agent from the performance of its duties under this Agreement. Any such removal shall be effective immediately if such termination is for cause or upon not less than 30 days' prior written notice to the Collateral Agent if such termination is without cause. In addition, the Collateral Agent may, at any time, effective upon 30 days' prior written notice to the Pledgor and the Secured Parties of the appointment of a successor Collateral Agent, terminate its agreement to act as the Collateral Agent under both this Agreement and the TSAT Pledge Agreement. Upon the date of any such termination, the Collateral Agent shall promptly deliver the Collateral then held by it or its agents to the successor Collateral Agent and shall execute and shall promptly deliver, upon payment of all amounts owed it hereunder, such notices, instructions and assignments as may be reasonably necessary or desirable to transfer the rights of the Collateral Agent with respect to the Collateral to the successor Collateral Agent. The appointment of the Collateral Agent by the Pledgor pursuant to Section 3 above shall constitute the appointment of any successor Collateral Agent designated pursuant to this Section 13.

     14.  Availability of Documents. Each of the Pledgor, each Secured Party and
          -------------------------
their respective agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to the Collateral Agent to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all of the Collateral and to make copies thereof. All costs and expenses associated with the exercise from time to time by the Pledgor or any Secured Party of its rights under this
Section 14 shall be for the account of the Pledgor or such Secured Party.

     15.  Representations and Warranties of Pledgor.  The Pledgor hereby
          -----------------------------------------
represents and warrants that: (a) except with respect to the Collateral described in Section 2(d) and, to the extent that Collateral described in
Section 2(f) relates to Collateral described in Section 2(d), Collateral described in Section 2(f), the Pledgor is the sole owner of the Collateral (or, in the case of after acquired Collateral, and subject to the exception set forth in this Section 15(a), at the time the Pledgor acquires rights in the Collateral, will be the sole owner thereof); (b) except for the lien under the TSAT Agreement and the lien granted hereunder to the Secured Parties, no Person has (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to all or any of the Collateral; (c) no consent of any other Person is required for the grant of the security interest provided herein by the Pledgor in any of the Collateral (except for any consent of Hughes Electronics Corporation or General Motors Corporation, which has been received), nor will any consent need to be obtained for the Secured Parties to exercise their rights with respect to any of the Collateral, and (d) no filings, except for such filings as have been made, are being made concurrently with the execution of this Agreement, or will be made by the Pledgor within the time period required by applicable law, are required to perfect the lien granted by this Agreement.

     16.  Covenants of Pledgor. The Pledgor hereby agrees: (a) to procure,
          --------------------
execute and deliver from time to time any and all endorsements, assignments, financing statements, notices and other writings necessary or appropriate to perfect, maintain and protect the Collateral Agent's security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of Collateral or proceeds consisting of chattel paper or instruments;
(b) not to surrender or lose possession of (other than to the Collateral Agent or as otherwise permitted by this Agreement), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than as otherwise permitted under this Agreement; (c) to account fully for and promptly to deliver to the Collateral Agent, in the form received, all proceeds received, endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent shall request, and until so delivered all

Collateral and proceeds shall be held in trust for the Collateral Agent, separate from all other property of the Pledgor and identified as being subject to the interest of the Collateral Agent; (d) not to move its chief executive office to a new location unless (i) the Required Secured Parties shall have approved such move in writing or (ii) (A) the Pledgor shall have given the Secured Parties not less than 20 days prior notice thereof, (B) the new location shall be within one of the 50 States of the United States or the District of Columbia and (C) the Collateral Agent shall have received such evidence reasonably satisfactory to it as it may reasonably request (including acknowledgment copies of financing statements and opinions of counsel) that Pledgor's rights with respect to the Collateral will not be adversely affected by such move; (e) to do, to the extent permitted by this Agreement, all acts to maintain, preserve and protect the Collateral that an owner of assets of the same type as the Collateral would deem customarily necessary or desirable therefor; and (f) to appear in and defend, at the Pledgor's cost and expense, any action or proceeding which may affect its title to or the Secured Parties' interest in the Collateral.

     17.  Authorized Action by Collateral Agent.  The Pledgor hereby irrevocably
          -------------------------------------
appoints the Collateral Agent as its attorney-in-fact, coupled with an interest, to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Pledgor or any third party for not so doing), at the request and direction of the Required Secured Parties upon the occurrence of an Event of Default and while such Event of Default is continuing, any act which the Pledgor is obligated by this Agreement to do, and to exercise such rights and powers as the Pledgor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) preserve the Collateral; (c) transfer the Collateral to the Collateral Agent's own or its nominee's name; or (d) sell or otherwise dispose of the Collateral (provided
                                                                    --------
that nothing in this Section 17 shall limit the power of the Collateral Agent to
----
sell Pledged Securities as provided in this Agreement). Notwithstanding anything contained herein, in no event shall the Collateral Agent or any Secured Party be required to make any presentment, demand or protest or give any notice, and neither the Collateral Agent nor any Secured Party need take any action to preserve any rights against any prior party or any other person in connection with the Secured Obligations or with respect to the Collateral. The Collateral Agent is, and shall at all times continue to be, authorized to file financing statements (and amendments to, and continuation statements in respect of, financing statements) with respect to the Collateral without the signature of the Pledgor in such filing offices as shall be necessary or appropriate for the purpose of perfecting maintaining the perfection of the security interest provided for herein. The Collateral Agent shall give the Pledgor a copy of each filing so made prior thereto or promptly thereafter.

     18.  Default and Remedies.
          --------------------

          (a) As used herein, the term "Event of Default" means the occurrence of any of the following events:

               (i) the Pledgor's failure to pay or cause to be paid, when due, to each registered holder of SARs, the full Aggregate Settlement Amount and any other outstanding Secured Obligations payable to such registered holder in respect of its SARs, as provided in the SAR Agreements;

               (ii) any representation of the Pledgor in this Agreement shall have been untrue in any material respect when made;

               (iii) the Pledgor shall breach in any material respect any covenant of the Pledgor in this Agreement;

               (iv) the Pledgor shall make an assignment for the benefit of creditors or admit in writing its inability to pay its debts as they mature or come due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver, or shall commence any case or other proceeding under any bankruptcy, reorganization, arrangement, insolvency , readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or if any such case or other proceeding shall be commenced against the Pledgor, the Pledgor shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within 90 days after the filing thereof;

               (v) a decree or order shall be entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Pledgor bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Pledgor in a case under Federal bankruptcy laws as now or hereafter constituted; or

               (vi) any event of default under the TSAT SARs or the TSAT Pledge Agreement.

          (b) On or after the Determination Date, upon the occurrence and during the continuation of any Event of Default (whether such Event of Default first occurred before or on or after the Determination Date), the Collateral Agent, upon request of the Required Secured Parties, shall: (i) foreclose or otherwise enforce the Secured Parties' lien in the Collateral in any manner permitted by law or provided for hereunder; or sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sale, for credit or future delivery (without the assumption of any credit risk), on such terms and in such manner as the Collateral Agent may determine to be commercially reasonable (taking into account the circumstances under which the Collateral is being sold); and
     (ii) pay and distribute to the registered holders of the SARs, ratably in proportion to the number of SARs held, out of the Cash Collateral Account (and against delivery of SAR Agreements representing such SARs, or such other evidence as the Collateral Agent shall reasonably request), any and all amounts then due and payable to such registered holders in respect of such SARs, which amounts shall be satisfied and discharged to the extent of any such payments actually received.

     19.  Cumulative Rights. The rights, powers and remedies of the Collateral
          -----------------
Agent and the Secured Parties under this Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent and the Secured Parties by virtue of any statute or rule of law, the SAR Agreements or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. Without limiting the generality of the foregoing, the Collateral Agent shall have all rights of a secured party under the New York Uniform Commercial Code and other applicable New York law.

     20.  Waiver. Any waiver, forbearance, failure or delay by the Collateral
          ------
Agent or the Secured Parties in exercising, or the exercise or beginning of exercise by the Collateral Agent or the Secured Parties of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Collateral Agent or the Secured Parties shall continue in full force and effect.

     21.  Binding Upon Successors.  All rights and obligations of the Pledgor,
          -----------------------
the Collateral Agent and the Secured Parties under this Agreement shall bind and inure to the benefit of the Pledgor, the Collateral Agent and the Secured Parties and their successors and assigns.

     22.  Entire Agreement; Severability.  This Agreement contains the entire
          ------------------------------
security agreement and agency agreement, with respect to the Collateral, among the Collateral Agent, the Secured Parties and the Pledgor (other than the TSAT Pledge Agreement, to the extent applicable). If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     23.  Choice of Law; Submission to Jurisdiction. This Agreement shall be
          -----------------------------------------
construed in accordance with and governed by the internal laws of the State of New York without giving effect to any conflicts of laws principles, and terms used herein, except as otherwise (by reference or otherwise) defined herein shall have the meanings given to them in the New York Uniform Commercial Code. Each party hereto irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan or any Federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to this Agreement and the transactions pursuant hereto and in connection herewith, and irrevocably agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in any such court. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     24.  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Agreement, nor consent to any departure by the Pledgor or the Collateral Agent here from, shall be effective unless the same shall have been effected in accordance with Section 15 of the SAR Agreements.

     25.  Notice. All notices, requests, demands, claims, and other
          ------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given to the intended recipient (i) upon telephonic confirmation of facsimile, (ii) when sent by overnight delivery or (iii) seventy-two hours after deposit in the United States mail when mailed by first class mail, postage prepaid, to the addresses or telecopier number, as applicable, listed below or on the signature pages hereto. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address, telephone number or telecopier number for such recipient (i) if such recipient is the Collateral Agent, set forth on the signature page hereof; (ii) if such recipient is the Pledgor, set forth below:

                    8085 South Chester, Suite 300
                    Englewood, Colorado 80112
                    Telephone: (303) 712-4600
                    Telecopy: (303) 712-4977
                    Attention: Chief Financial Officer

                    with a copy to:

                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    New York, New York 10022
                    Telephone: (212) 705-5000
                    Telecopy: (212) 705-5125
                    Attention: Marc A. Leaf, Esq.

and (iii) if such recipient is a Holder, as set forth on the signature pages to the relevant SAR Agreement, with copies to:

                    Orrick, Herrington & Sutcliffe, LLP
                    666 Fifth Avenue
                    New York, New York 10022
                    Telephone: (212) 506-5000
                    Telecopy: (212) 506-5151
                    Attention: Duncan N. Darrow, Esq.

                    and

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110
                    Telephone: (617) 951-7000
                    Telecopy: (617) 951-7050
                    Attention: William F. McCarthy, Esq.

Notices, requests, demands, claims or other communications may be sent by any other means (including personal delivery, expedited courier, messenger service, telecopy, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

     26.  Execution in Counterparts. This Agreement may be executed in
          -------------------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     27.  Removal of Collateral Agent under TSAT Pledge Agreement.  Pledgor
          -------------------------------------------------------
hereby covenants and agrees, for the benefit of the Secured Parties, that Pledgor shall not consent to the removal and discharge of the collateral agent under the TSAT Pledge Agreement pursuant to Section 13 thereof, without the consent of the Required Secured Parties hereunder.

          IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Agreement to be executed and delivered as of the day and year first above written.


                           PRIMESTAR, INC.



                           By: _______________________________________
                               Name:
                               Title:


                           THE BANK OF NEW YORK,   as Collateral Agent



                           By: _______________________________________
                               Name:   Walter N. Gitlin
                               Title:  Vice President

                               Notice Address:   101 Barclay Street
                                                 Floor 21 West
                                                 New York, New York 10286

                                         Attn:   Corporate Trust
                                                 Trust Administration

                               Telecopy No.:    212-815-5915

                               Telephone No.:   212-815-5375